Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended March 31, 2021 of AgEagle Aerial Systems, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicole Fernandez-McGovern, Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 17, 2021

/s/ Nicole Fernandez-McGovern
Nicole Fernandez-McGovern
Chief Financial Officer (Principal Financial Officer), EVP of Operations and Secretary